                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

                                          [_]CONFIDENTIAL, FOR USE OF THE
Check the appropriate box:                   COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14a-6(e)(2))

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               HNC SOFTWARE INC.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

      ------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:

      ------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      ------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:

      ------------------------------------------------------------------------

  (5) Total fee paid:

      ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

      ------------------------------------------------------------------------

  (2) Form, Schedule or Registration Statement No.:

      ------------------------------------------------------------------------

  (3) Filing Party:

      ------------------------------------------------------------------------

  (4) Date Filed:

      ------------------------------------------------------------------------

                          [LOGO OF HNC SOFTWARE INC.]

                                April 22, 1997

To Our Stockholders:

  You are cordially invited to attend the 1997 Annual Meeting of Stockholders of HNC Software Inc. (the "Company") to be held at the Hyatt Regency La Jolla located at 3777 La Jolla Village Drive, San Diego, California, on Thursday, May 22, 1997, at 9:30 a.m., P.D.T.

  The matters expected to be acted upon at the meeting include the election of the Board of Directors and the ratification of Price Waterhouse LLP as the Company's independent accountants, and are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

  Please use this opportunity to take part in the Company's affairs by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE PRIOR TO THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

  We hope to see you at the meeting.

                                          Sincerely,

                                          /s/ Robert L. North

                                          Robert L. North
                                          President and Chief Executive
                                           Officer

                               HNC SOFTWARE INC.
                          5930 CORNERSTONE COURT WEST
                       SAN DIEGO, CALIFORNIA 92121-3728

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

To Our Stockholders:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of HNC Software Inc. (the "Company") will be held at the Hyatt Regency La Jolla located at 3777 La Jolla Village Drive, San Diego, California, on Thursday, May 22, 1997, at 9:30 a.m., P.D.T. , for the following purposes:

  1. To elect six directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation, death or removal. The Company's Board of Directors intends to present the following nominees for election as directors:

        Edward K. Chandler  Thomas E. Farb
        Oliver D. Curme     Charles H. Gaylord, Jr.
        Roger L. Evans      Robert L. North

  2. To ratify the selection of Price Waterhouse LLP as the Company's independent accountants for the current fiscal year ending December 31, 1997.

  3. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only stockholders of record at the close of business on March 27, 1997 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                          By Order of the Board of Directors

                                          /s/ Raymond V. Thomas

                                          Raymond V. Thomas
                                          Vice President, Finance and
                                           Administration,
                                          Chief Financial Officer and
                                           Secretary

San Diego, California
April 22, 1997

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                               HNC SOFTWARE INC.
                          5930 CORNERSTONE COURT WEST
                       SAN DIEGO, CALIFORNIA 92121-3728

                               ----------------

                                PROXY STATEMENT

                               ----------------

                                April 22, 1997

  The accompanying proxy is solicited on behalf of the Board of Directors of HNC Software Inc., a Delaware corporation (the "Company" or "HNC"), for use at the Annual Meeting of Stockholders of the Company to be held at the Hyatt Regency La Jolla located at 3777 La Jolla Village Drive, San Diego, California, on Thursday, May 22, 1997, at 9:30 a.m., P.D.T. (the "Meeting"). This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about April 22, 1997. An annual report for the fiscal year ended December 31, 1996 is enclosed with this Proxy Statement.

RECORD DATE; QUORUM

  Only holders of record of the Company's Common Stock at the close of business on March 27, 1997 (the "Record Date") will be entitled to vote at the Meeting. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business at the Meeting.

OUTSTANDING SHARES

  At the close of business on the Record Date, the Company had 19,260,626 shares of Common Stock outstanding and entitled to vote held of record by approximately 200 stockholders (though HNC has been informed that there are in excess of 3,800 beneficial owners).

VOTING RIGHTS; REQUIRED VOTE

  Holders of the Company's Common Stock are entitled to one vote for each share held as of the Record Date. Shares of Common Stock may not be voted cumulatively.

  In the event that a broker, bank, custodian, nominee or other record holder of HNC Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), then those shares will not be considered present and entitled to vote with respect to that matter, although they will be counted in determining the presence of a quorum.

  Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Proposal No. 2 (a proposal to ratify the selection of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending December 31, 1997) requires for approval the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting that are voted "for" or "against" the proposal. Neither an abstention from voting on Proposal No. 2 by a stockholder present in person or represented by proxy at the Meeting nor a broker non-vote will be counted as a vote "for" or "against" Proposal No. 2. All votes will be tabulated by the inspector of elections appointed for the Meeting who will separately tabulate, for each proposal, affirmative and negative votes, abstentions and broker non-votes.

VOTING OF PROXIES

  The proxy accompanying this Proxy Statement is solicited on behalf of the Board of Directors of HNC for use at the Meeting. Stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope or otherwise mail it to HNC. All executed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein; however, returned signed proxies that give no instructions as to how they should be voted on a particular proposal at the Meeting will be counted as votes "for" such proposal (or, in the case of the election of directors, as a vote "for" election to the Board of all the nominees presented by the Company's Board of Directors). So far as is known to HNC's Board of Directors, no other matters are to be brought before the Meeting. As to any business that may properly come before the Meeting however, it is intended that proxies in the form enclosed will be voted in accordance with the judgment of the persons holding such proxies.

  In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Meeting.

  The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

REVOCABILITY OF PROXIES

  Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting, or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

  The Board of Directors of the Company (the "Board") is presently composed of six members, with each director serving until the next annual meeting of stockholders and until his successor is duly elected and qualified or until such director's earlier resignation, death or removal.

  At the Meeting, the following six incumbent directors will be nominated for reelection by the Board: Edward K. Chandler, Oliver D. Curme, Roger L. Evans, Thomas F. Farb, Charles H. Gaylord, Jr. and Robert L. North. Shares represented by the accompanying proxy will be voted "for" the election of the six nominees recommended by the Board of Directors unless the proxy is marked in such a manner as to withhold authority so to vote. In the event that any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote in the election of directors. The six nominees for election as directors who receive the greatest number of votes cast for the election of directors at the Meeting, a quorum being present, will become directors at the conclusion of the tabulation of votes.

DIRECTORS/NOMINEES

  The names of the Company's directors, including the nominees, and certain information about them, are set forth below:

                                                                      DIRECTOR
 NAME OF DIRECTOR            AGE        PRINCIPAL OCCUPATION           SINCE
 ----------------            ---        --------------------          --------
 Edward K. Chandler(1)...... 39  Managing Director, Graystone           1991
                                 Venture Partners, LLC
 Oliver D. Curme(2)......... 43  General Partner, Battery Ventures,     1987
                                 L.P.
 Roger L. Evans............. 51  General Partner, Greylock Limited      1990
                                 Partnership
 Thomas F. Farb(1).......... 40  Senior Vice President and Chief        1987
                                 Financial Officer, Interneuron
                                 Pharmaceuticals, Inc.
 Charles H. Gaylord, Jr.(2). 51  Private technology investor            1995
 Robert L. North............ 61  President and Chief Executive          1987
                                 Officer, HNC Software Inc.

--------
(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

  Each of the nominees, if elected, will serve until the 1998 Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation, death or removal.

  Mr. Chandler has been a director of the Company since August 1991. Since July 1991, he has been President of Prairie-EKC, Inc., a partner of the general partner of PCE 1991 Limited Partnership, a venture capital firm. Since November 1996, Mr. Chandler has also been a Managing Director of Graystone Venture Partners, LLC, a venture capital firm. Mr. Chandler holds a Bachelor of Arts degree in Economics from Yale University and a Master in Business Administration from Harvard University.

  Mr. Curme has served as a director of the Company since June 1987. He has been a general partner with Battery Ventures, a venture capital investment firm, since January 1988. Mr. Curme also serves as a director of Aurum Software, Inc. and InfoSeek Corporation. Mr. Curme holds a Bachelor of Science degree in Biochemistry from Brown University and a Master in Business Administration from Harvard University.

  Mr. Evans has been a director of the Company since June 1990. He has been associated with Greylock, a venture capital firm, since May 1989, serving as a special limited partner of Greylock Capital Limited Partnership since May 1989 and as a general partner of Greylock Limited Partnership since January 1991. He also serves as a director of Ascend Communications, Inc. He holds a Masters degree in Economics from Cambridge University, England.

  Mr. Farb has been a director of the Company since November 1987. Since April 1994, he has been Senior Vice President, Chief Financial Officer and Treasurer of Interneuron Pharmaceuticals, Inc., a publicly-held diversified pharmaceutical company, and an officer of several of its subsidiaries. From October 1992 to March 1994, Mr. Farb served as Vice President of Corporate Development, Chief Financial Officer and Controller of Cytyc Corporation, a medical device and diagnostics company. From April 1989 to October 1992, he served as Senior Vice President, Chief Financial Officer and Treasurer of Airfund Corporation, a commercial aircraft leasing company. Mr. Farb also serves as a director of Redwood Trust, Inc., a California-based publicly-held Real Estate Investment Trust. He holds a Bachelor of Arts degree in Sociology from Harvard College.

  Mr. Gaylord has been a director of the Company since May 1995. He is currently a private technology investor and a director of Stac Inc. and Maxis Inc., both publicly-held software companies. From December 1993 to September 1994, Mr. Gaylord served as Executive Vice President of Intuit Inc., a publicly-held personal and small business finance software company, following Intuit's acquisition of ChipSoft, Inc., a tax preparation software company. Prior to that acquisition, from June 1990 to December 1993, he served first as President and Chief Executive Officer and a director of ChipSoft and then as Chairman of the Board of Directors and Chief Executive Officer. He holds Bachelor of Science and Master of Science degrees in Aerospace Engineering from Georgia Institute of Technology and a Master in Business Administration from Harvard University.

  Mr. North has been President and Chief Executive Officer and a director of the Company since June 1987. Mr. North is also a director of Peerless Systems Corporation. Mr. North holds Bachelor of Science and Master of Science degrees in Electrical Engineering from Stanford University.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

  BOARD OF DIRECTORS. During fiscal 1996, the Board met ten times, including telephone conference meetings, and acted by written consent twice. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all committees of the Board on which such director served (during the period that such director served).

  Standing committees of the Board include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

  AUDIT COMMITTEE. Messrs. Chandler and Farb are the current members of the Audit Committee. The Audit Committee met five times during fiscal 1996. The Audit Committee meets with the Company's independent accountants to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent accountants; reviews and monitors the performance of non-audit services by the Company's auditors, reviews the fairness of any proposed transaction between the Company and any officer, director or other affiliate of the Company (other than transactions subject to the review of the Compensation Committee), and after such review, makes recommendations to the full Board; and performs such further functions as may be required by any stock exchange or over-the-counter market upon which the Company's Common Stock may be listed.

  COMPENSATION COMMITTEE. Messrs. Curme and Gaylord are the current members of the Compensation Committee. The Compensation Committee met four times during fiscal 1996 and acted by written consent once. The Compensation Committee recommends compensation for officers and employees of the Company, grants (or delegates authority to grant) options and stock awards under the Company's employee benefit plans, and reviews and recommends adoption of and amendments to stock option and employee benefit plans.

DIRECTOR COMPENSATION

  The Company reimburses the members of its Board of Directors for reasonable expenses associated with their attendance at Board meetings. With the exception of Thomas F. Farb, who receives a fee from the Company of $1,000 for each Board meeting he attends, none of the members of the Board receives a fee for attending Board meetings. Members of the Board who are not employees, consultants or independent contractors of the Company, or any parent, subsidiary or affiliate of the Company, are eligible to participate in the Company's 1995 Directors Stock Option Plan (the "Directors Plan"). Messrs. Chandler, Curme, Evans, Farb and Gaylord have each received, pursuant to the Directors Plan, (i) an option grant to purchase 25,000 shares of the Company's Common Stock on June 20, 1995 at an exercise price of $7.00 per share and (ii) an option grant to purchase 10,000 shares of the Company's Common Stock on June 20, 1996 at an exercise price of $41.00 per share.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
                                                    ---
                      OF EACH OF THE NOMINATED DIRECTORS.

                   PROPOSAL NO. 2--RATIFICATION OF SELECTION
                          OF INDEPENDENT ACCOUNTANTS

  The Company has selected Price Waterhouse LLP as its independent accountants to perform the audit of the Company's financial statements for the fiscal year ending December 31, 1997, and the stockholders are being asked to ratify such selection. Price Waterhouse LLP has been engaged as the Company's independent accountants since the Company's fiscal year ending December 31, 1989. Representatives of Price Waterhouse LLP will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION
                                                  ---
                   OF THE SELECTION OF PRICE WATERHOUSE LLP

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information, as of February 28, 1997, with respect to the beneficial ownership of the Company's Common Stock by: (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director and nominee; (iii) each executive officer named in the Summary Compensation Table below; and (iv) all directors and executive officers as a group.

                                    AMOUNT AND NATURE OF
                                         BENEFICIAL      PERCENT OF OUTSTANDING
NAME OF BENEFICIAL OWNER                OWNERSHIP(1)        COMMON STOCK(1)
------------------------            -------------------- ----------------------
Husic Capital Management(2)........      2,305,000                12.0%
Miurkirk Investments Limited(3)....      1,162,117                6.0
Janus Capital Corporation(4).......      1,136,925                5.9
Investment Advisers, Inc.(5).......      1,090,200                5.7
Robert L. North(6).................        440,791                2.3
Roger L. Evans(7)..................        186,495                1.0
Michael A. Thiemann(8).............        110,167                 *
Edward K. Chandler(9)..............         64,774                 *
Raymond V. Thomas(10)..............         52,583                 *
Charles H. Gaylord, Jr.(11)........         30,000                 *
Krishna Gopinathan(12).............         29,063                 *
Oliver D. Curme(13)................         21,436                 *
Lee E. Martin(14)..................         15,457                 *
Thomas F. Farb(15).................              0                 *
All executive officers and
 directors as a group (13
 persons)(16)......................      1,362,696                7.1%

--------
  * Less than 1%

 (1) Based upon a total of 19,230,575 shares of Common Stock outstanding as of February 28, 1997. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of February 28, 1997 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

 (2) Based upon a Schedule 13G/A filed on February 5, 1997 with the Securities and Exchange Commission, Husic Capital Management held voting and/or dispositive power with respect to 2,305,000 shares of the Company's Common Stock. Frank J. Husic and Co., the general partner of Husic Capital Management, and Mr. Frank J. Husic, the sole shareholder of Frank
     J. Husic and Co., are indirect beneficial owners of these securities. However, based upon a Schedule 13G/A dated April 7, 1997 filed by such beneficial owners, the Company is informed that as of March 31, 1997 these beneficial owners held voting and/or dispositive power with respect to only 213,500 shares of the Company's Common Stock. The address of each of these beneficial owners is 555 California Street, Suite 2900, San Francisco, California 94104.

 (3) To the Company's knowledge, all the outstanding stock of Miurkirk Investments Limited ("Miurkirk") is owned by the Mulberry Trust. The Mulberry Trust (whose address is c/o St. George's Trust Company Limited,
     P. O. Box HM 3051, Hamilton AMX Bermuda) was the original record owner of the shares indicated as being beneficially owned by Miurkirk in the above table. Such shares were originally issued by the Company to the Mulberry Trust in connection with the Company's acquisition of Retek Distribution Corporation and were subsequently transferred from the Mulberry Trust to Miurkirk. To the Company's knowledge, the beneficiaries of the Mulberry Trust are relatives of John Buchanan, the President of the Company's Retek subsidiary. The address of Miurkirk is 4th Floor, 33 Reid Street, Hamilton, Bermuda.

 (4) Based upon a Schedule 13G filed on February 13, 1997 with the Securities and Exchange Commission, Janus Capital Corporation ("Janus") held voting and dispositive power with respect to 1,136,925 shares of the Company's Common Stock. Thomas H. Bailey, as the owner of approximately 12.2% of Janus, may be deemed to have voting and/or dispositive power with respect to these shares. The address of Janus and Mr. Bailey is 100 Fillmore Street, Denver, Colorado 80206-4923.

 (5) Based upon a Schedule 13G filed on February 7, 1997 with the Securities and Exchange Commission, Investment Advisers, Inc. held voting and dispositive power with respect to 1,090,200 shares of the Company's Common Stock. The address of Investment Advisers, Inc. is 3700 First Bank Place, Box 357, Minneapolis, Minnesota 55440.

 (6) Includes 301,581 shares of Common Stock subject to options exercisable within 60 days of February 28, 1997. Mr. North is the President and Chief Executive Officer and a director of the Company. Mr. North's address is c/o HNC Software Inc., 5930 Cornerstone Court West, San Diego, California 92121.

 (7) Includes 10,000 shares of Common Stock subject to options exercisable within 60 days of February 28, 1997. The address of Mr. Evans is c/o Greylock Management Corporation, 1 Federal Street, Boston, Massachusetts 02110.

 (8) Mr. Thiemann is the President of Aptex Software Inc. Mr. Thiemann's address is c/o Aptex Software Inc., 9605 Scranton Road, Suite 240, San Diego, California 92121.

 (9) Includes 10,000 shares of Common Stock subject to options exercisable within 60 days of February 28, 1997. The address of Mr. Chandler is c/o Portage Financial Management, 1056 Gage Street, Winnetka, Illinois 60093.

(10) Includes 52,583 shares of Common Stock subject to options exercisable within 60 days of February 28, 1997. Mr. Thomas is Vice President, Finance and Administration, Chief Financial Officer and Secretary of the Company. Mr. Thomas' address is c/o HNC Software Inc., 5930 Cornerstone Court West, San Diego, California 92121.

(11) Includes 10,000 shares of Common Stock subject to options exercisable within 60 days of February 28, 1997. Represents 20,000 shares held of record by the Gaylord Family Trust UTD 12/31/93, Charles H. Gaylord, Jr. and Lynn M. Gaylord trustees. Mr. Gaylord is a director of the Company. Mr. Gaylord's address is P.O. Box 3292, Rancho Santa Fe, California 92067.

(12) Includes 29,063 shares of Common Stock subject to options exercisable within 60 days of February 28, 1997. Mr. Gopinathan is the Vice President, Payment Systems of the Company. Mr. Gopinathan's address is c/o HNC Software Inc., 5930 Cornerstone Court West, San Diego, California 92121.

(13) Includes 10,000 shares of Common Stock subject to options exercisable within 60 days of February 28, 1997. Mr. Curme is a director of the Company. Mr. Curme's address is c/o Battery Ventures L.P., 300 Portland Street, Boston, Massachusetts 02114.

(14) Includes 7,968 shares of Common Stock subject to options exercisable within 60 days of February 28, 1997. Mr. Martin is Vice President, North American Sales of the Company. Mr. Martin's address is c/o HNC Software Inc., 5930 Cornerstone Court West, San Diego, California 92121.

(15) Mr. Farb is a director of the Company. Mr. Farb's address is c/o Interneuron Pharmaceuticals, Inc., 99 Hayden Avenue, Lexington, Massachusetts 02173.

(16) Includes 473,234 shares of Common Stock subject to options exercisable within 60 days of February 28, 1997, including the options described in footnotes (6) through (15).

                              EXECUTIVE OFFICERS

  The executive officers of the Company, and their ages as of March 27, 1997 are as follows:

 NAME                          AGE POSITION
 ----                          --- --------
 Robert L. North.............  61  President, Chief Executive Officer and
                                   Director
 Raymond V. Thomas...........  54  Vice President, Finance and Administration,
                                   Chief Financial Officer and Secretary
 Krishna Gopinathan..........  31  Vice President, Payment Systems
 Todd W. Gutschow............  36  Vice President, Technology Development
 Allen P. Jost...............  49  Vice President, Marketing
 Lee E. Martin...............  35  Vice President, North American Sales
 Larry A. Spelhaug...........  57  Vice President, Financial Systems
 Michael A. Thiemann.........  40  President, Aptex Software Inc.

--------

  For information regarding the positions and offices with the Company held by Mr. North, please refer to the discussion regarding nominees for election as directors in "Directors/Nominees" under Proposal No. 1 above.

  Mr. Thomas has been Vice President, Finance and Administration and Chief Financial Officer of the Company since February 1995 and Secretary of the Company since May 1995. From May 1993 to February 1995, he served as Executive Vice President and Chief Financial Officer of Golden Systems, Inc., a power supply manufacturer, and from September 1994 to February 1995 he also served as Chief Operating Officer. From April 1991 to May 1993, Mr. Thomas served as Senior Vice President of Finance and Administration and Chief Financial Officer of Vitesse Semiconductor Corporation, a semiconductor manufacturer. Mr. Thomas holds a Bachelor of Science degree in Industrial Management from Purdue University and attended the Wharton School of Business at the University of Pennsylvania.

  Mr. Gopinathan joined the Company in October 1990 and has been Vice President, Payment Systems of the Company since January 1994. Mr. Gopinathan holds a Bachelor of Science degree in Mathematics, Physics and Chemistry and a Master of Science degree in Physics from Sri Sathya Sai Institute, India and a Masters degree in Computer Science from the University of Waterloo, Canada.

  Mr. Gutschow is a co-founder of the Company and has been Vice President, Technology Development of the Company since October 1990. He was also Secretary of the Company from January 1993 to May 1995. Mr. Gutschow holds a Bachelor of Arts degree in Physics from Harvard University and attended the University of California at San Diego.

  Dr. Jost joined the Company in January 1990. He has been Vice President, Marketing since December 1996, and prior to that time he served as Vice President, New Business Development of the Company from June 1993 to November 1996. Dr. Jost holds a Bachelor of Arts degree in Social Science from St. Cloud State University and a Masters degree in Social Science and a Ph.D. degree in Applied Statistics from the University of Northern Colorado.

  Mr. Martin joined the Company in July 1992 and has served as Vice President, Sales of the Company since January 1996. He has also served as Vice President, North American Sales for the Company from August 1993 to January 1996. From May 1989 to June 1992, he was employed at Data Line Service Company, Inc., where he served most recently as Vice President, Business Development from January 1991 to June 1992. He holds a Bachelor of Science degree in Business from South Carolina State University.

  Mr. Spelhaug has been Vice President, Financial Systems, since May 1996. He was the Vice President, Strategic Business Development of the Company from November 1995 to May 1996. From August to November 1995, Mr. Spelhaug served as a consultant to the Company. From January 1992 to June 1995, he was the President and Chief Executive Officer and a director of Pages Software, Inc., a word processing software company. Mr. Spelhaug holds a Bachelor of Arts degree in Psychology from Western Washington State University.

  Mr. Thiemann joined the Company in June 1989. He ran the Company's Aptex text analysis division from January 1996 to September 1996 and in September 1996 was named President and Chief Executive Officer of Aptex Software Inc. From May 1993 to January 1996, he served as Executive Vice President, Sales and Marketing of the Company. He has also served as Executive Vice President and General Manager, Decision Systems of the Company from January 1993 to May 1993, Vice President and General Manager, Decision Systems of the Company from February 1990 to January 1993 and Vice President, New Business Development of the Company from June 1989 to February 1990. Mr. Thiemann holds a Bachelor of Arts degree in Art, a Bachelor of Science degree in Electrical Engineering and a Master degree in Electrical Engineering from Stanford University and a Master in Business Administration from Harvard University.

                            EXECUTIVE COMPENSATION

  The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to the Company and its subsidiaries during each of fiscal 1994, fiscal 1995 and fiscal 1996 to: (i) the Company's Chief Executive Officer; and (ii) the Company's four other most highly compensated executive officers (collectively the "Named Executive Officers"). This information includes the dollar values of base salaries, bonus awards, the number of shares subject to stock options granted and certain other compensation, if any, whether paid or deferred. The Company does not grant stock appreciation rights and has no long-term compensation benefits other than stock options.

                                                                     LONG-TERM
                                                                    COMPENSATION
                                      ANNUAL COMPENSATION              AWARDS
                                ----------------------------------- ------------
                                                                     SECURITIES
   NAME AND PRINCIPAL    FISCAL                      OTHER ANNUAL    UNDERLYING
        POSITION          YEAR   SALARY   BONUS     COMPENSATION(1)   OPTIONS
   ------------------    ------ -------- -------    --------------- ------------
Robert L. North.........  1996  $175,000 $85,700        $4,472         70,000
 President and Chief
  Executive               1995   174,428  64,100         1,797        100,000
 Officer                  1994   155,000  39,000         6,283            --
Raymond V. Thomas.......  1996   125,004  42,400           438         20,000
 Vice President, Finance
  and                     1995   104,389  46,750        87,750(3)     110,000
 Administration, Chief
  Financial               1994       --      --            --             --
 Officer and Secretary
Michael A. Thiemann.....  1996   146,667 109,170(2)      1,799            --
 President, Aptex
  Software Inc.           1995   111,351 202,823(2)        201            --
                          1994   110,000 228,772(2)      1,872            --
Krishna Gopinathan......  1996   113,750  31,077            71         50,000
 Vice President,          1995    95,285  48,480            48         40,000
 Payment Systems          1994    80,000  23,020            29            --
Lee E. Martin...........  1996    75,000 251,966(2)        205         10,000
 Vice President, Sales    1995    74,719 236,026(2)        200            --
                          1994    75,000 260,189(2)         38         10,000

--------
(1) Unless otherwise indicated below, represents premiums for group term life and disability insurance.

(2) Includes commissions.

(3) Represents premiums for group term life and disability insurance in the amount of $360 and reimbursements for relocation expenses in the amount of $87,390.

  The following table sets forth further information regarding stock option grants pursuant to the 1995 Equity Incentive Plan during fiscal 1996 to each of the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the stock options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term.

                      STOCK OPTION GRANTS IN FISCAL 1996

                                                                             POTENTIAL REALIZABLE
                                                                            VALUE AT ASSUMED ANNUAL
                         NUMBER OF  PERCENTAGE OF                            RATES OF STOCK PRICE
                         SECURITIES TOTAL OPTIONS                              APPRECIATION FOR
                         UNDERLYING  GRANTED TO                                 OPTION TERM(2)
                          OPTIONS   EMPLOYEES IN  EXERCISE PRICE EXPIRATION ------------------------
          NAME           GRANTED(1)  FISCAL 1996    PER SHARE       DATE        5%          10%
          ----           ---------- ------------- -------------- ---------- ----------- ------------
Robert L. North.........   70,000       4.45%         $25.38      02/09/06  $ 1,117,074 $ 2,830,885
Raymond V. Thomas.......   20,000       1.30           25.38      02/09/06      319,164     808,824
Michael A. Thiemann.....      --         --              --                         --          --
Krishna Gopinathan......   50,000       3.24           25.38      02/09/06      797,910   2,002,061
Lee E. Martin...........   10,000       0.65           25.38      02/09/06      159,582     404,412

--------
(1) The options shown in the table were granted at fair market value, are incentive stock options (to the extent permitted under the Internal Revenue Code) and will expire ten years from the date of grant, subject to earlier termination upon termination of the optionee's employment.

(2) The 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

  The following table sets forth certain information concerning the exercise of stock options by each of the Named Executive Officers during fiscal 1996, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1996. Also reported are values of "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and $31.25 per share, which was the closing price of the Company's Common Stock as reported on the Nasdaq National Market on December 31, 1996, the last day of trading for fiscal 1996.

     AGGREGATE OPTION EXERCISES IN FISCAL 1996 AND FISCAL YEAR-END VALUES

                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                                        OPTIONS AT           IN-THE-MONEY OPTIONS
                           SHARES                   FISCAL YEAR-END(1)       AT FISCAL YEAR-END(2)
                         ACQUIRED ON    VALUE    ------------------------- -------------------------
          NAME           EXERCISE(1) REALIZED(1) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           ----------- ----------- ----------- ------------- ----------- -------------
Robert L. North.........   125,000   $3,683,625    340,751      122,083    $10,428,642  $1,882,604
Raymond V. Thomas.......     4,000       96,500     46,417       79,583      1,311,271   1,800,729
Michael A. Thiemann.....   213,429    6,167,739      4,167            0        128,969           0
Krishna Gopinathan......    30,000      956,557     11,250       90,000        346,188   1,448,750
Lee E. Martin...........    11,095      378,987      3,905       15,000        120,860     210,000

--------
(1) "Value Realized" represents the fair market value of the shares of Common Stock underlying the option on the date of exercise less the aggregate exercise price of the option.

(2) These values, unlike the amounts set forth in the column entitled "Value Realized", have not been, and may never be, realized and are based on the positive spread between the respective exercise prices of outstanding options and the closing price of the Company's Common Stock on December 31, 1996, the last day of trading for fiscal 1996.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee consists of Messrs. Curme and Gaylord. For a description of transactions between the Company and members of the Compensation Committee and entities affiliated with such members, see the discussion under "Certain Relationships and Related Transactions" below.

                       REPORT ON EXECUTIVE COMPENSATION

  Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee of the Board (the "Committee"). The Committee is composed of two independent non-employee directors, none of whom have any interlocking relationships as defined by the SEC. Although Mr. North and Mr. Thomas attend some of the meetings of the Committee, they do not participate in deliberations that relate to their own compensation.

GENERAL COMPENSATION POLICY

  The Committee acts on behalf of the Board to establish the general compensation policy of the Company for all employees of the Company. The Committee typically reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO") and other executive officers and employees of the Company at or about the beginning of each fiscal year. The Committee administers the Company's incentive and equity plans, including the 1987 Stock Option Plan, the 1995 Equity Incentive Plan (the "Incentive Plan") and the 1995 Employee Stock Purchase Plan. The Company no longer grants options under the 1987 Stock Option Plan.

  The Committee's philosophy in compensating executive officers, including the CEO, is to relate compensation directly to corporate performance. Thus, the Company's compensation policy, which applies to executive officers and other key employees of the Company, relates a portion of each individual's total compensation to the Company's profit objectives and individual objectives set forth at the beginning of the Company's fiscal year. Consistent with this policy, a designated portion of the compensation of the executive officers of the Company is contingent on corporate performance and, in the case of certain executive officers, is also based on the individual officer's performance, as determined by the Committee in its discretion. Long-term equity incentives for executive officers are effected through the granting of stock options under the Incentive Plan. Stock options have value for the executive only if the price of the Company's stock increases above the fair market value on the grant date and the executive remains in the Company's employ for the period required for the options to vest.

  The base salaries, incentive compensation and stock option grants of the executive officers are determined in part by the Committee reviewing the American Electronics Association Executive Compensation Survey for Electronics and Information Technology Companies (the "AEA Survey") and certain other surveys of prevailing compensation practices among high-technology companies with whom the Company competes for executive talent, and by their evaluating such information in connection with the Company's corporate goals. These surveys are nationally known for their data bases of high technology company compensation practices. The AEA Survey itself includes over 490 high technology companies. To this end, the Committee attempts to compare the compensation of the Company's executive officers with comparable survey positions and the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. In addition to their base salaries, the Company's executive officers, including the CEO, are each eligible to receive cash bonuses and to participate in the Incentive Plan.

  In preparing the performance graph for this Proxy Statement, the Company used the H&Q Technology Index ("H&Q Index") as its published line of business index. The companies in the AEA Survey are substantially similar to the companies contained in the H&Q Index. Nevertheless, certain of the companies in the H&Q Index were not included in the AEA Survey and were not included in the Company's other salary surveys because they were not determined to be competitive with the Company for executive talent or because compensation information was not available.

  This competitive market data is reviewed by the Committee with the Chief Executive Officer for each executive level position and within the Committee as to the Chief Executive Officer. In addition, each executive officer's performance for the last fiscal year and objectives for the subsequent year are viewed, together with such executive officer's responsibility level and the Company's fiscal performance versus objectives and potential performance targets for the subsequent year.

FISCAL 1996 EXECUTIVE COMPENSATION

  BASE COMPENSATION. The foregoing information was presented to the Committee in February 1996. The Committee reviewed the recommendations and performance and market data outlined above and established a base salary level to be effective February 1, 1996 for each executive officer, including the CEO.

  INCENTIVE COMPENSATION. Cash bonuses are awarded to the extent that an executive officer has achieved predetermined individual objectives and the Company has met predetermined revenue and profit objectives set by the Board at the beginning of the year. The CEO's subjective judgment of executives' performance (other than his own) is taken into account in determining whether those objectives have been satisfied. Cash bonuses to individuals are not limited with the exception of the profit factor of such bonus, which is limited to twice the amount of the relevant individual's target for such profit factor. Performance is measured at the end of the fiscal year. For fiscal 1996, the basis of target incentive compensation for executive officers were Company revenues and profits, ranging from approximately 45% to 70% of an individual's target incentive compensation, with the balance, if any, based on individual objectives, depending on the individual executive. The targets and actual bonus payments are determined by the Committee, in its discretion.

  STOCK OPTIONS. Stock options are an essential element of the Company's executive compensation package. The Compensation Committee believes that equity-based compensation in the form of stock options links the interests of management and stockholders by focusing employees and management on increasing stockholder value. The actual value of such equity-based compensation depends entirely on appreciation of the Company's stock. Approximately 100% of the Company's full-time employees participate in the Incentive Plan.

  In fiscal 1996, stock options were granted to certain executive officers to aid in the retention of executive officers and to align their interests with those of the stockholders. See "Executive Compensation--Option Grants in Fiscal 1996". Stock options typically have been granted to executive officers when the executive first joins the Company, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Committee and is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group. In the discretion of the Committee, executive officers may also be granted stock options to provide greater incentives to continue their employment with the Company and to strive to increase the value of the Company's Common Stock. In fiscal 1996, as part of an annual review of the stock options held by executive officers and managers, the Committee considered these factors, as well as the number of options held by such executive officers as of the date of grant that remained unvested. The stock options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of the Company's Common Stock on the date of grant.

  For fiscal 1997, the Committee will be considering whether to grant future options under the Incentive Plan to executive officers based on the factors described above, with particular attention to the Company-wide management objectives and the executive officers' success in obtaining specific individual financial and operational objectives established or to be established for fiscal 1997, to the Company's revenue and profit expectations and to the number of options currently held by the executive officers that remain unvested.

  COMPANY PERFORMANCE AND CEO COMPENSATION. In fiscal 1996, Mr. North's base salary remained at $175,000. Based upon the criteria set forth under the discussion of Incentive Compensation above, the Committee awarded Mr. North incentive compensation of $85,700 for fiscal 1996. This bonus figure represents approximately 101% of the target bonus for Mr. North for fiscal 1996. All of Mr. North's incentive compensation was based upon obtaining and surpassing corporate operating revenue and profit objectives and performance relative to individual goals. These objectives included satisfactorily managing the Company's overall corporate business plan, such as meeting the Company's profitability projections and the Company's sales targets and significantly strengthening the Company's market position. As an additional incentive to Mr. North to achieve the objectives established by the Committee for fiscal 1996, in February 1996, the Committee exercised its discretion and granted Mr. North a stock option to purchase 70,000 shares of the Company's Common Stock to become exercisable as to 1.785% of the shares underlying such stock option monthly for each full month that Mr. North renders services to the Company during the period from February 1997 through January 1999 and 4.76% of the shares underlying such stock option monthly for each full month that Mr. North renders services to the Company during the period from February 1999 to January 2000. In granting the stock option to Mr. North, the Committee reviewed Mr. North's prior outstanding option grants, the number of options that remained unexercisable, the number of shares Mr. North already owned as of the dates the options were granted and the Company's performance in fiscal 1995. The Committee believes that this grant was appropriate because it provided the proper incentives to Mr. North for fiscal 1996 and beyond and takes account of his prior significant stock holdings. The Committee reviewed the compensation practices of comparable companies in making these awards to Mr. North.

  COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986. The Company intends to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986 for fiscal 1997. The Incentive Plan is already in compliance with Section 162(m) by limiting stock awards to named executive officers. The Company does not expect cash compensation for fiscal 1997 to any of its executive officers to be in excess of $1,000,000 or consequently affected by the requirements of Section 162(m).

                                          COMPENSATION COMMITTEE

                                          OLIVER D. CURME
                                          CHARLES H. GAYLORD, JR.

                        COMPANY STOCK PRICE PERFORMANCE

  The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

  The graph below compares the cumulative total stockholder return on the Common Stock of the Company on June 20, 1995 (the effective date of the Company's registration statement with respect to the Company's initial public offering) to December 31, 1996 with the cumulative total return on the Nasdaq Stock Market--U.S. Index and the H&Q Technology Index over the same period (assuming the investment of $100 in the Common Stock of Company and in each of the other indices on the date of the Company's initial public offering, and reinvestment of all dividends).

  The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of the Company's Common Stock.

                       [PERFORMANCE CHART APPEARS HERE]

                                                NASDAQ STOCK
                                                MARKET--U.S.    H&Q TECHNOLOGY
                           HNC SOFTWARE INC.       INDEX             INDEX
                           ------------------ ---------------- -----------------
                           MARKET  INVESTMENT       INVESTMENT        INVESTMENT
                            PRICE    VALUE    INDEX   VALUE    INDEX    VALUE
                           ------- ---------- ----- ---------- ------ ----------
06/20/95.................. $  7.00  $100.00   281.9  $100.00   739.59  $100.00
06/30/95.................. $10.625  $151.78   304.7  $108.09   751.21  $101.57
09/30/95.................. $13.125  $187.49   341.4  $121.11   848.49  $114.72
12/31/95.................. $23.875  $341.05   345.5  $122.56   803.01  $108.58
03/31/96.................. $34.000  $485.68   361.9  $128.37   818.00  $110.60
06/30/96.................. $46.250  $660.67   391.4  $138.84   875.71  $118.40
09/30/96.................. $40.000  $571.39   405.3  $143.79   929.01  $125.61
12/31/96.................. $31.370  $448.11   425.3  $150.85   995.67  $134.62

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  From January 1, 1996 to the present, there are no currently proposed transactions in which the amount involved exceeds $60,000 to which the Company or any of its subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of the Company's Common Stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest, except for: (i) payments set forth under "Executive Compensation" above; (ii) the transactions described below; and (iii) indemnification agreements entered into by the Company with each of its directors and executive officers that provide the maximum indemnity available to directors and executive officers under Section 145 of the Delaware General Corporation Law and the Company's Bylaws, as well as certain additional procedural protections. Such indemnity agreements provide generally that the Company will advance expenses incurred by directors and executive officers in any action or proceeding as to which they may be indemnified, and require the Company to indemnify such individuals to the fullest extent permitted by law.

  Aptex Software Inc. ("Aptex") is a partially-owned subsidiary of the Company formed to exploit HNC's text analysis technology in certain markets. Since January 1996, Michael A. Thiemann, formerly the Company's Executive Vice President, has managed the Aptex business unit. In September 1996, following Aptex's incorporation and the Company's purchase of Aptex Preferred Stock, Mr. Thiemann was appointed President and Chief Executive Officer of Aptex. He also serves as a member of Aptex's Board of Directors. On September 10, 1996 Mr. Thiemann and Aptex entered into an employment agreement under which Mr. Thiemann is employed by Aptex as its President and Chief Executive Officer for compensation consisting of base salary at the rate of at least $150,000 per year and the opportunity to earn a cash bonus of $50,000 per fiscal year based on Aptex's achievement of certain mutually agreed on financial objectives. Under the employment agreement, Mr. Thiemann's employment can be terminated without cause by Aptex's Board of Directors at any time on thirty days' advance written notice, in which event Mr. Thiemann will be entitled to receive continuation of his then-current base salary and benefits (to the extent permitted under Aptex's benefits plans) for six months after termination, plus any fully accrued and earned but unpaid bonus payment. In addition, apart from this employment agreement, Mr. Thiemann receives certain sales commissions from the Company.

  On September 10, 1996, Mr. Thiemann purchased 1,000,000 shares of Aptex Common Stock (the "Aptex Shares") for $30,000 in cash pursuant to a Restricted Stock Purchase Agreement (the "Stock Purchase Agreement") and Aptex's 1996 Equity Incentive Plan (the "Aptex Plan"). If Mr. Thiemann's employment with Aptex is terminated prior to January 1, 2000, then Aptex is entitled to repurchase from Mr. Thiemann any Aptex Shares that are not then "vested" at the price at which such shares were issued to Mr. Thiemann. On January 1, 1997 twenty-five percent of the Aptex Shares vested free of Aptex's repurchase right, and an additional 1/48 of the Aptex Shares vest free of Aptex's repurchase right on the first day of each successive calendar month thereafter (beginning on February 1, 1997) so long as Mr. Thiemann remains continuously employed by Aptex. The Stock Purchase Agreement also provides that, if Mr. Thiemann's employment is terminated by Aptex without cause, then 12.5% of the Aptex Shares will vest free of Aptex's repurchase right, and that if Aptex is acquired in certain circumstances and Mr. Thiemann's employment is thereafter terminated without cause before January 1, 2000, then all his Aptex Shares will vest free of Aptex's repurchase right. In addition, under the terms of the Plan and the Stock Purchase Agreement, Mr. Thiemann's shares are subject to a General Repurchase Option held by HNC that entitles HNC, at any time on or after July 1, 1998 and before July 1, 2006 (or earlier if Aptex is acquired or effects an initial public offering) to repurchase Mr. Thiemann's Aptex Shares and all other Aptex stock issued under the Aptex Plan at a price per share equal to the higher of (i) 125% of an appraised fair market value of Aptex Common Stock, or (ii) 150% of the original purchase price per share.

  Under an Investors' Rights Agreement entered into in connection with the formation of Aptex, Mr. Thiemann is also entitled to certain rights of refusal to purchase shares of stock subsequently issued by Aptex (excluding shares issued under the Aptex Plan and certain other shares). In addition, so long as he is Aptex's Chief Executive Officer, HNC has agreed to elect Mr. Thiemann to Aptex's Board of Directors. Mr. Thiemann's rights under the Investor's Rights Agreement terminate upon the earlier of, an acquisition of Aptex, the closing of a firm commitment underwritten public offering of Aptex Common Stock meeting certain criteria, the termination of Thiemann's employment with Aptex for any reason or the first date that Mr. Thiemann owns less than half the Aptex Shares purchased by him under the Stock Purchase Agreement.

                             STOCKHOLDER PROPOSALS

  Proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than March 23, 1998 in order to be included in the Company's Proxy Statement and form of proxy relating to that meeting.

                        COMPLIANCE UNDER SECTION 16(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC") and the Nasdaq National Market. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors of the Company, the Company believes that all Section 16(a) filing requirements were met during fiscal 1996.

                                OTHER BUSINESS

  The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                                                                      1409-PS-97

                                 DETACH HERE                             HNC F

     [HNC LOGO HERE]


                               HNC SOFTWARE INC.
P
                 ANNUAL MEETING OF STOCKHOLDERS - MAY 22, 1997
R
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
O

X         The undersigned hereby appoints Robert L. North and Raymond V. Thomas, or either of them, as proxies each with full power to appoint his
Y substitute, and hereby authorizes them to represent and to vote all shares of stock of HNC Software, Inc. which the undersigned is entitled to vote, as specified on the reverse side of this card, at the Annual Meeting of Stockholders of HNC Software Inc. (the "Meeting") to be held on May 22, 1997 at 9:30 a.m., P.D.T., at the Hyatt Regency La Jolla in San Diego, California, and at any adjournment or postponement thereof.

          WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED AND, IF NO SPECIFICATION IS MADE, WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS IN PROPOSAL 1 AND FOR PROPOSAL 2, AND THIS PROXY AUTHORIZES THE ABOVE DESIGNATED PROXIES TO VOTE IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT AUTHORIZED BY RULE 14a-4(c) PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)        SEE REVERSE
                                                                        SIDE

                                                             THIS IS YOUR PROXY.

                                                         YOUR VOTE IS IMPORTANT.

Whether or not you plan to attend the Meeting in person, you are urged to complete, date, sign and promptly mail your proxy in the enclosed return envelope so that your shares may be represented at the Meeting.


                                  DETACH HERE                            HNC F

[X] Please mark
    votes as in
    this example.

        The Board of Directors recommends a vote FOR Proposals 1 and 2.

1. Election of Directors
Nominees: Edward K. Chandler, Oliver D. Curme, Roger L. Evans, Thomas E. Farb, Charles H. Gaylord Jr. and Robert L. North

        [_] FOR ALL NOMINEES    [_] WITHHELD FROM ALL NOMINEES

__________________________________________________

INSTRUCTION: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided above


2. To ratify the selection of Price             FOR  AGAINST  ABSTAIN
Waterhouse LLP as the Company's independent     [_]    [_]      [_]
auditors for the year ending December 31, 1997.

3. To transact such other business as may properly come before the Meeting and any adjournnment or postponement thereof.

                          MARK HERE
                         FOR ADDRESS
                          CHANGE AND
                          NOTE BELOW [_]

Please sign exactly as your name(s) appear(s) on this Proxy. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign this Proxy. If shares of stock are held of record by a corporation, this Proxy should be executed by the president or vice president, and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute this Proxy for a deceased stockholder should give their full title. Please date this Proxy.

Signature:________________ Date:______  Signature:________________ Date:______